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                                                                   Exhibit 10.16



                                UNICA CORPORATION
          SUMMARY OF COMPENSATORY ARRANGEMENTS WITH EXECUTIVE OFFICERS
                      FISCAL YEAR ENDING SEPTEMBER 30, 2005

     The Compensation Committee of the Board of Directors of Unica Corporation has approved the following fiscal year 2005 base salaries and target bonuses for the executive officers named below.

       Name and Principal Position                                      Base Salary      Target Bonus
       ---------------------------                                      -----------      ------------
       Yuchun Lee ..............................................        $265,000         $225,000
              Chief Executive Officer and President
       Richard M. Darer.........................................        $194,000         $100,000
              Vice President and Chief Financial Officer
       Richard Hale.............................................        $170,000         $ 48,500
              Vice President of Consulting
       Carol Meyers.............................................        $185,000         $ 62,000
              Vice President of Marketing
       Chanchal Samanta.........................................        $190,000         $ 40,000
              Vice President of Development
       Eric Schnadig............................................        $180,000         $180,000
              Vice President of Worldwide Sales